Exhibit 99.1

 Clinical-Stage Cell Therapy Programs Addressing Significant Unmet Medical Needs in Neurology and Oncology   Asterias Biotherapeutics NYSE Market: ASTJanuary 2017  14219863Text  04698Text  230237246Text

 Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the businesses of Asterias, particularly those mentioned in the cautionary statements found in Asterias’ Registration Statement on Form S-3 and Prospectus, as well as its other periodic reports, filed with the Securities and Exchange Commission. Asterias disclaims any intent or obligation to update these forward-looking statements.Asterias has filed with the Securities and Exchange Commission ("SEC") a registration statement (including a prospectus) and has filed or will file with the SEC a prospectus supplement to the prospectus for the offering to which this presentation relates. Before you invest, you should read the prospectus supplement and the accompanying prospectus in that registration statement and the documents incorporated by reference or filed as exhibits to the registration statement for more complete information about Asterias and this offering. You may get these documents and other documents for free by visiting EDGAR on the SEC web site www.sec.gov.  Forward-Looking Statements

 Strong Leadership Team with Proven Track Record  Name  Experience  Steve CarttPresident and CEO  Former COO of Questcor PharmaceuticalsLed Questcor’s 2007-2014 commercial strategy, turnaround and multiple expansionsGrew company revenue from $10 million to $1 billionOver 30 years of experience in pharma and biotech; at Questcor, Elan, ALZA Pharmaceuticals and ALZA Cor  Don BaileyChairman of the Board  Former CEO of Questcor Pharmaceuticals, led Questcor’s corporate turnaround  Jane Lebkowski, Ph.D.CSO  Former CSO of GeronOver 30 years experience in R&D of cell and gene therapies at Geron, Applied Immune Sciences, and Rhône Poulenc Rorer  Katy Spink, Ph.D.COO  Former SVP, Cell Therapy Program Operations at GeronPrior to Geron, Dr. Spink was a management consultant at McKinsey  Ed Wirth, M.D., Ph.D.CMO  Former CSO of InVivo Therapeutics25 years experience translational research at the University of Chicago, Geron and InVivo  Ryan ChavezCFO, EVP Finance & GC  Former General Counsel for Mallinckrodt ARD divisionAssociate General Counsel at Questcor; financial positions at GE  During Mr. Cartt’s and Mr. Bailey’s seven year tenure, Questor’s stock price went from $0.35/share in August 2007 to the acquisition price of $93.58/share in 2014During this period, Questcor’s valuation increased over 200x, from $25 million to the company’s acquisition by Mallinckrodt for $5.8 billion  14219863Text  04698Text  230237246Text

 PROGRAM  PRECLIN  PHASE 1  PHASE 2  PHASE 3  STATUS  AST-OPC1*Spinal Cord Injury (subacute)           Ph 1/2a ongoing  AST-VAC1**Leukemia (AML) Autologous          Process development & enhancement in progress  AST-VAC2**Lung Cancer Allogeneic          Ph 1/2a 1st patients enrolled Q2 2017  * Potential for application in advanced MS, stroke** Potential in multiple cancer types/stages as well as combination therapy            Phase 1/2a in progress; positive early efficacy data presented 9/2016  Process development in progressPhase 2b to start early 2018  Phase 1/2a first patients enrolled Q2 2017  Development Pipeline  14219863Text  04698Text  230237246Text

 Key Highlights    AST-OPC1 (Pluripotent stem cell platform)Ongoing Phase 1/2a trial in spinal cord injury (SCI); supported by $14.3m grant from CIRMPositive safety profile to-date in two safety cohorts (thoracic SCI trial and cervical SCI trial) All subjects in Cohorts 1 & 2 have exhibited both improved upper extremity motor scores (UEMS) and improved motor levels relative to baselineCohort 2 (10 million cells) has shown meaningfully greater UEMS improvement at 3, 6 and 9 months of follow up than matched controlsAIS-A 20 million cell cohort and 10 million cell AIS-B cohort already have two patients each dosedAST-VAC1 (Cancer Immunotherapy platform – autologous)Positive efficacy signal from open label Phase 2 study in AML (maintenance of remission)Planning confirmatory randomized/controlled phase 2b to initiate 2018Critical path: process development effort underway; completion expected Q3 2017AST-VAC2 (Cancer immunotherapy platform – allogeneic)Phase 1/2a trial in non-small cell lung cancer (NSCLC) enrollment of first patients Q2 2017Trial fully funded by Cancer Research UK  14219863Text  04698Text  230237246Text

 Pluripotent stem cell platformSignificant grant funding from California Institute of Regenerative Medicine (CIRM)Phase 1/2a clinical trial in spinal cord injury in progress   AST-OPC1   14219863Text  04698Text  230237246Text

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 Spinal Cord Injury: High Unmet Medical Need, Substantial Commercial Opportunity  Spinal cord injury (SCI) affects 17,000 patients per year in U.S.(1)Primarily affects young/healthy males in their 20s and 30s at time of injuryCan be devastating to quality of life and ability to engage in activities of daily livingNo currently approved therapiesLifetime direct healthcare costs for a 25 year old patient can reach $5 million(1)Very high unemployment rate; 63% of cervical injury patients are unemployed even 8 years post-injurySignificant commercial opportunity exists in helping restore hand/arm/finger motor function, increasing independence and lessening daily healthcare burden(2)  14219863Text  04698Text  230237246Text  (1) National Spinal Cord Injury Statistical Center, Facts and Figures 2016(2) Internal estimates

 AST-OPC1 is a cellular therapy utilizing oligodendrocyte progenitor cells (OPCs) AST-OPC1 is made from a well-established, pluripotent embryonic stem cell line originally created in the 1990s; can serve entire OPC1 product lifecycleImportantly, no fetal tissue or adult cells are usedOPCs support and myelinate neurons, and can be damaged and lost in cases of SCIReplacement of lost OPCs results in:Remyelination of axonsPrevention of cavitationSecretion of neurotrophic factorsImproved motor functionNOTE: AST-OPC1 may also be potentially applied to other neurodegenerative disorders (e.g. MS, stroke)  AST-OPC1 Designed to Address the Complex Pathology of SCI   14219863Text  04698Text  230237246Text

 AST-OPC1 Supported by Extensive Pre-Clinical Evaluation  14219863Text  04698Text  230237246Text    Activity  Induces persistent myelinationSecretes neurotrophic factorsInduces vascularizationReduces parenchymal cavitation    Biodistribution  Migrates up 5cm in spinal cordNo distribution outside central nervous system    Dosing / Delivery  Active doses established     Toxicity  Does not increase mortalityDoes not induce allodyniaDoes not induce systemic toxicity    Tumorigenicity  Does not produce teratomas    Immune Rejection  Not highly susceptible to direct immune responses  AST-OPC1 has been evaluated in 28 animal studies (3000+ rodents and pigs)    Efficacy  Improves motor function in models of thoracic and cervical SCI

 AST-OPC1: >4,000 patients addressable with target initial SCI label, plus 5,000 additional patients through SCI label expansion  17,000 new SCI cases in the US annually(1)    >4,000 under first label C4-C7 ASIA A/B/C  2016 NSCIC SCI Facts and Figures at a GlanceEstimates by indication calculated based on 2014 NSCIC survey data, adjusted to exclude penetrating and secondary medical injuriesBased on typical pricing for new therapeutics addressing devastating orphan diseases/disorders     5,000 additional patients in remaining cervical and thoracic injuries  >$1B  >$1B  Potential market(3)  Target patient estimates(2)  ______>$2B

 Study DesignPhase 1/2a trial in progress (up to N=35)8-10 clinical sitesAIS-A and AIS-B patients2m, 10m, and 20m cell cohortsPrimary Assessment: SafetySecondary Assessment: ISNCSCI examMotor function assessment   AST-OPC1 SCiSTAR Trial in Complete Cervical Spinal Cord Injury (SCI)    Study GoalsAssess safety and efficacyEvaluate potential dose responseDetermine target patient population and optimal design for registration trial

 ISNCSCI Exam      ISCoS ISNCSCI Algorithm

 AST-OPC1 Therapy is Designed to Increase Patient Motor Function and Improve Quality of Life & Ability to Live Independently    Capability            C1-C3  C4  C5  C6  C7-C8  Bowel            Bladder            Bed Mobility            Transfers            Pressure Relief            Eating            Dressing            Grooming            Bathing            Wheelchair            Car Transport            Daily Home Care  24 hr Attendant  18-24 hr Attendant  6-12 hr Assistance  4 hr Housework  1 hr Housework  Total Assist  Partial Assist  Independent    Steeves et al., Top Spinal Cord Inj Rehabil 2012; 18(1): 1-14   14219863Text  04698Text  230237246Text  Motor level improvements translate into clinically significant improvements in ability to self-care and significant reductions in cost of care

   Enrollment Progress/Anticipated Completion  15    Dosing complete    Currently enrolling    Future enrollment  Cohort 1 – 2 million3 subjects  AIS-ACohorts  Cohort 2 – 10 million6 subjects  Cohort 3 – 20 million5-8 subjects  AIS-BCohorts  Cohort 4 – 10 million5-8 subjects  Cohort 5 – 20 million5-8 subjects  Enrollment completed in August 2015  Enrollment of 5th Subject completed in July 20166th subject dosedFive subjects have completed the 6 month visit & three of these subjects have also completed the 9 month visit  First two subjects dosedEnrollment expected to be completed late Q1 20176 month data expected late Q3 2017  First two subjects dosedEnrollment expected to be completed late Q1 20176 month data expected late Q3 2017  Enrollment expected to be completed in Q3 20176 month data expected in Q1 2018

 16  Motor Recovery of Subjects Receiving AST-OPC1 Compared to That of Closely Matched Historical Controls  Matched controlsSubset of SCI patients in the EMSCI database* identified meeting matching criteriaTime frames matched to baseline assessments of those in the SCiStar trial  Matching criteriaTraumatic injuryBaseline assessment between 16-40 days from injuryAIS A at baselineAge 18-69NLI of C5-C7 at baselineUEMS at baseline 7-32  Baseline includes 73 matched patients across multiple time points  * EMSCI (www.emsci.org) is the most complete and most current SCI database available for comparison (> 3300 patients, ~300 new patients added annually)Actively managed databaseBest available ISNCSCI dataset

   17  Low Dose 2 Million Cell Cohort Has Motor Recovery Similar to Matched Historical Controls  Change in UEMS from baseline over time  Matched historical control 1  Time post baselineMonths  Cohort 1 – 2 million (n=3)  n=73 at baseline, n=68 at 2 months, n=62 at 6 and 12 months  As expected, UEMS recovery in low dose 2 million safety cohort tracks with historical controls  Error bars at 1 Standard Error  Cohort 1 data supports safety of AST-OPC1

 18  Subjects Receiving 10 million AST-OPC1 Have Improved Motor Function as Measured by UEMS    3 month  6 month  9 month  # patients  6  5  3  Average   8.2  9.8  13  Median  6.5  9  13  High  14  16  18  Low  5  6  8  All subjects in Cohort 2 have exhibited improved upper extremity motor scores (UEMS) through last follow-upMaintained or continued improvement observed through 6 and 9 months post-treatment   AIS-A 10 million cell cohort data

   19  AIS-A 10 Million Cell Cohort Experienced Greater UEMS Recovery than Matched Historical Control Group  0  3  9  6  12  Change in UEMS from baseline over time  Matched historical control  Cohort 2 – 10 million (n=6)1  10 million cell dose cohort shows meaningful improvement by 3 months and it continues to increase through 9 months  n=5 at 6 months; n=3 at 9 months  Error bars at 1 Standard Error  Time post baselineMonths

   20  AIS-A 10 Million Cell Cohort Shows Improved Motor Level Recovery vs. Matched Historical Controls  18  40  56  ≥1  ≥2  <1  35/62  11/62  2/5  27/62  5/5  0  100  44  0/5      Cohort 2 – 10 million (n=5)  Matched historical control  Motor level improvement vs. baseline measurement  Cohort 2 (10 million cells) motor level recovery vs. matched historical controlsPercentage of patients by recovery level as of last visit (6 or 9 months)

 21  Safety Profile Remains Positive  Safety profile from all AST-OPC1 patients enrolled to date remains positive through 6-12 months of follow upSafety of the injection procedure has been excellentImmunosuppression with tacrolimus has been well toleratedSafety profile of AST-OPC1 cells has been favorable, including no SAEs related to AST-OPC1 and no adverse findings on MRI scans to date

 Summary of Results To Date  22  All subjects in Cohorts 1 & 2 have exhibited both improved upper extremity motor scores (UEMS) and improved motor levels relative to baselineEarly improvements in motor function reported for Cohort 2 (10 million cells) in September 2016 have been maintained or further increased through last date of follow upUEMS improvement in Cohort 1 (2 million cells) was similar to matched controls which is indicative of safety in this low dose safety cohortCohort 2 (10 million cells) has shown meaningfully greater UEMS improvement through 6- to 9-months of follow up, suggestive of a dose-dependent therapeutic effectSubjects in Cohort 2 have also shown a greater degree of motor level recovery than matched controls

 Milestone  Est. Date  12 month data from AIS-A Cohort 2 (10M cells)  July 2017  6 month data from AIS-B Cohort 1 (10M cells)  Q3 2017  6 month data from AIS-A Cohort 3 (20M cells)  Q4 2017  12 month data from AIS-B Cohort 1 (10M cells)  Q1 2018  6 month data from AIS-B Cohort 2 (20M cells)  Q1 2018  12 month data from AIS-A Cohort 3 (20M cells)  Q2 2018  12 month data from AIS-B Cohort 2 (20M cells)  Q3 2018  Final top-line efficacy data, all cohorts  Q3 2018  Projected AST-OPC1 Data Milestones  14219863Text  04698Text  230237246Text    NextData Readout  Q2/Q3 2017Engage in discussions with FDA on clinical development plan, potential accelerated development pathway for AST-OPC1, and possible “breakthrough” designationQ3 2017Gain FDA agreement on plan for randomized, controlled trial of AST-OPC1 projected to begin in early 2018

 Patient-specific (autologous)Acute Myelogenous Leukemia (AML)Process development/enhancement in progress   AST-VAC1   14219863Text  04698Text  230237246Text

 AST-VAC1 is being developed as a treatment for maintenance of remission in AML patients >60 years and in high-risk patients (not eligible for bone marrow transplant)~19,000 new AML cases diagnosed and ~10,500 deaths from AML in U.S. annually(1)AML patients >60 years old do not tolerate AML therapies wellAverage age of an AML patient is 67  AST-VAC1 Targets AML Need in Older and High-Risk Patients  2014 estimate  14219863Text  04698Text  230237246Text

 AST-VAC1 Has Potential to Safely Maintain AML Remission  AML Two-Step Treatment Paradigm: Induction and Maintenance of Remission  Step 1: InductionTraditional approach: chemotherapy to get patients into complete remissionMost new AML therapies also target Induction of Remission  Step 2: Consolidation/MaintenanceChemotherapy and/or HCT to try to maintain remission long termCurrent treatments poorly tolerated by patients >60 years old   AST-VAC1 is one of few new therapies targeting Maintenance of RemissionPotential alternative to consolidation chemotherapyLikely better safety and tolerability than chemotherapy or HCT      14219863Text  04698Text  230237246Text

   57%  10-20%  >60 years oldN = 7  20-40%  58%  All patientsN = 19  Relapse Free Survival at 52 Months(% of patients)      Historical(2)  AST-VAC1(1)  VAC1 Phase 2 results, presented at ASCO, May 2015; manuscript submittedMayer NEJM 1994; Rollig, J Clin Onc 2011ITP is commonly observed in AML patients and may not be linked to treatment with AST-VAC1 or any other therapies.  Positive Signal in Open-Label Phase 2 TrialGreatly extended relapse-free survival in AML patients, even those with high-risk AML  Phase 2 Trial HighlightsMulticenter, open-label trialAll patients had already achieved complete remission (CR) Treated 19 patients with AML in complete remission (CR)Included only intermediate and high risk patients, evaluated by cytogeneticsN=7 in very high risk >60 year age group1 SAE occurred (ITP), possibly related to treatment(3)  14219863Text  04698Text  230237246Text

 Path Forward for AST-VAC1 Development   Critical path: process development; ongoing, projected completion Q3 2017 reduce cycle time, COGSPositive meeting with FDA based on open-label phase 2 efficacy signal and favorable safety profileFDA would support relapse-free survival as surrogate endpoint for accelerated approval; overall survival data would be required for full approvalConfirmatory randomized/controlled Phase 2b in 2018Phase 2b will inform pivotal phase 3 trial design, significantly de-risk program, enhance potential for non-dilutive funding and greatly strengthen position for partnering  14219863Text  04698Text  230237246Text

 Non-patient specific (allogeneic), “ready-for-use”Non-small cell lung cancer (NSCLC)Development partnership with Cancer Research UKPhase 1/2a clinical trial 1st patients enrolled Q2 2017   AST-VAC2   14219863Text  04698Text  230237246Text

 AST-VAC2 Targets an Unmet Need in NSCLC, a Very Large Population of Cancer Patients with High Mortality Rate  Not Staged3%  Lung cancer is the most common type of cancer(1)Estimated 1.8M new cases and 1.6M lung cancer deaths worldwide in 2012~220,000 new cases and ~160,000 deaths annually in the U.S.80% of cases are non-small cell lung cancer (NSCLC)NSCLC has the highest death rate of any cancer(2)Overall 5-year survival rate for NSCLC is only 18%AST-VAC2 may also have applicability in other cancers (e.g. bladder, renal cell, melanoma), since telomerase expression is present in many cancer typesAST-VAC2 also has potential for use in combination with immune checkpoint inhibitors  American Lung AssociationNCI SEER Cancer Statistics Review  14219863Text  04698Text  230237246Text

 AST-VAC2 is Allogeneic, ‘Ready for Use,’ Non-Patient Specific   AST-VAC2 cells are mature allogeneic dendritic cells that have been transfected with hTERT and LAMP(4,5)Not patient-specific: no need to produce individualized vaccines for each patientManufactured from Asterias embryonic stem cells, does not require patient’s own monocytesAST-VAC2 is ready to use on demand, greatly shortening the time to initiate treatmentProduct to be supplied from a single master cell bank, allowing scalability/consistencyThousands of patient treatments can be manufactured in a single batch  14219863Text  04698Text  230237246Text  Centralized Production Facility  Point of Care  Distributed Frozen Inventory

 Anticipate MHRA clearance for Phase 1/2a NSCLC trial Q1 2017First patients expected to be enrolled Q2 2017Partnership with Cancer Research UK (CRUK) funds full cost of GMP manufacturing, regulatory filing, and Phase 1/2a trialCRUK partnership saves Asterias an estimated ~$30MFollowing a successful Phase 1/2a trial, Asterias can continue development in exchange for modest milestones and royalties to CRUK  Phase 1/2a Trial to be Funded Through CRUK Partnership  14219863Text  04698Text  230237246Text

 Asterias Biotherapeutics    AST-OPC1 (Pluripotent stem cell platform)Ongoing SCiSTAR Phase 1/2a trial in spinal cord injury (SCI)Positive initial efficacy readout announced Sept 2016Possible dose-response is emerging by Day 90AIS-A 20 million cell cohort and 10 million cell AIS-B cohort already have two patients each dosedRecent acceleration in enrollment has taken placeAST-VAC1 (Cancer Immunotherapy platform – autologous)Ongoing process development effort with completion expected Q3 2017 (critical path item needed to proceed to Phase 2b)AST-VAC2 (Cancer immunotherapy platform – allogeneic)Phase 1/2a trial in non-small cell lung cancer (NSCLC) planned, with first patients enrolled Q2 2017  14219863Text  04698Text  230237246Text